EXHIBIT 10.8

                          CONSENT AND SECOND AMENDMENT
                                       TO
                             TALK.COM LOAN DOCUMENTS


         This CONSENT AND AMENDMENT TO TALK.COM LOAN DOCUMENTS (this "SECOND AMENDMENT") is entered into as of September 19, 2001 by and among TALK AMERICA INC. (f/k/a Talk.com Holding Corp.) ("TALK AMERICA"), and ACCESS ONE COMMUNICATIONS CORP. ("ACCESS ONE"), and each other Borrower under and as defined in the Credit Agreement (defined below) (together with Talk America and Access One, the "BORROWERS"), and TALK AMERICA HOLDINGS, INC. (f/k/a Talk.com, Inc.) ("TALK HOLDINGS" or "GUARANTOR"), and MCG FINANCE CORPORATION (as "ADMINISTRATIVE AGENT" and as a "TERM LENDER") and MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation) (as a "TERM LENDER").

                              W I T N E S S E T H:

         WHEREAS, Borrowers, Administrative Agent and each Term Lender are parties to that certain Credit Facility Agreement executed and effective as of October 20, 2000, as amended by that certain Consent and Amendment (the "FIRST AMENDMENT") dated August 10, 2001 (as the same may have been further amended as of the date hereof, the "CREDIT AGREEMENT"); and

         WHEREAS, Talk Holdings and Administrative Agent are parties to that certain Guaranty made and effective as of October 20, 2000, as amended by the First Amendment (as the same may have been further amended as of the date hereof, the "GUARANTY"); and

         WHEREAS, a certain Master Security Agreement, Collateral Assignment and Equity Pledge was entered into and made effective as of October 20, 2000, as amended by the First Amendment (as the same may have been further amended as of the date hereof, the "SECURITY AGREEMENT") by and among Talk America, Access One (and each and other signatory thereto and each other Person that is listed on Schedule 1 thereto as of the date hereof, collectively, the "GRANTORS"); and

         WHEREAS, each of the Borrowers, Guarantor and Grantors (collectively, the "Obligors") and Administrative Agent and each Term Lender desire to further amend the Credit Agreement, the Guaranty and the Security Agreement and for Administrative Agent to give its consent pursuant to certain sections of the Credit Agreement (as amended hereby), the Guaranty (as amended hereby) and the Security Agreement (as amended hereby); and

         WHEREAS, as of the date hereof, Talk Holdings and America Online, Inc. ("AOL") are entering into a certain Restructuring and Note Agreement (the "AOL RESTRUCTURING AGREEMENT") pursuant to which (among other things) Talk Holdings and AoL shall exchange 8% secured convertible promissory notes of Talk Holdings in the aggregate amount of $54,000,000 (the "AOL CONVERTIBLE NOTES"); and

         WHEREAS, as of the date hereof and as security for the indebtedness under the AoL Convertible Notes, Borrowers are entering into a certain Master Subsidiary Guaranty, Security Agreement, Collateral Assignment and Equity Pledge for the benefit of AoL (the "JUNIOR SECURITY AGREEMENT") pursuant to which (among other things) each Borrower will guaranty the indebtedness under the AoL Convertible Notes and will grant a subordinated security interest in support of such obligation (the "JUNIOR CLAIMS"); and

         WHEREAS, as of the date hereof and as a condition precedent to the various consents provided by Administrative Agent and Term Lenders under this Second Amendment, AoL and STATE STREET BANK AND TRUST COMPANY, N.A. as agent for AoL are entering into a certain Inter-creditor Agreement with Administrative Agent (the "AOL-MCG INTERCREDITOR AGREEMENT") pursuant to which (among other things) the Junior Claims are subordinated to the indebtedness and liens under the Loan Documents; and

         WHEREAS, Obligors, Administrative Agent and each Term Lender will benefit directly, substantially and materially from the provisions set forth in this Second Amendment;

         NOW, THEREFORE, for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1.  Amendments to the Loan Documents.

             1.1. Default Under Material Agreements with Other Parties - Revised. Section 7.1.6 of the Credit Agreement is hereby amended to add the following paragraph immediately following the last grammatical paragraph of such
Section 7.1.6:

         "Notwithstanding anything herein to the contrary and without limiting the scope of Section 7.1.6, for purposes of this Section 7.1.6, the AoL Restructuring Agreement, the AoL Convertible Notes and the AoL Guaranty & Security Agreements shall be deemed to be contracts the loss or breach of which could reasonably be expected to have or cause a Material Adverse Effect, irrespective of whether the same is or should be set forth on Schedule 3.8."

             1.2. Definitions - Revised. The term "AoL Investment Agreements" included in Section 9.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

         "AoL Investment Agreements" means, collectively, that certain Restructuring and Note Agreement by and between Talk America Holdings, Inc. and America Online, Inc. dated as of September 19, 2001 (the "AOL RESTRUCTURING AGREEMENT"), and those certain secured convertible promissory notes of Talk America Holdings, Inc. in favor of America Online, Inc. in the aggregate amount of $54,000,000 dated as of September 19, 2001 (the "AOL CONVERTIBLE NOTES"), and that certain Master Subsidiary Guaranty, Security Agreement, Collateral Assignment and Equity Pledge executed by each Borrower for the benefit of AoL dated as of September 19, 2001 (including each other security agreement, pledge agreement, mortgage or other security document now or hereafter delivered by any Borrower pursuant thereto or to the AoL Restructuring Agreement, "Aol Guaranty & SECURITY AGREEMENTS"), and that certain Inter-creditor Agreement by AoL and State Street Bank and Trust, N.A. as agent for AoL for the benefit of Administrative Agent dated as of September 19, 2001

         (the "AOL-MCG INTERCREDITOR AGREEMENT"), together with all other agreements and documents related to any thereof, each as may be amended and modified from time to time with the consent of Required Lenders."

             1.3. Additional Guarantor Covenants - Revised. The following 2 provisions are hereby added to the end of Section 10 as paragraphs j and k thereto:


         "j. Redemptions or Pursuit of Collateral in Connection with AoL Obligations. Notwithstanding anything to the contrary in any Loan Document (including in this Guaranty), unless Administrative Agent (in its sole and absolute discretion) shall otherwise consent in writing, Guarantor shall not use any funds loaned or distributed to it by any Borrower or other Obligor for purposes of any redemption (whether mandatory or optional) under the AoL Investment Agreements. To the extent that Borrower or any other Obligor shall loan or distribute funds to Guarantor and such loan or distribution would result in Guarantor having at the time of such loan or dividend more than $7.5 million of cash, immediately available funds, and readily marketable securities, in addition to any Default or Event of Default caused thereby under any Loan Document, the amount of any such loan or distribution in excess of the $7.5 million threshold shall be subject to all Liens on such amount existing immediately prior to such loan or distribution."

         "k. Payment on AoL Indebtedness in Kind. Upon the request of Administrative Agent at any time while a Default exists under the Loan Documents, Guarantor (as and to the extent permitted under the AoL Investment Agreements) shall elect to defer interest payments on such indebtedness in favor of AoL and/or elect to satisfy such payments due to AoL by payment in kind other than cash or immediately available funds."

             1.4. Collateral Definitions under Security Agreement - Revised.
Section 1.1(i) of the Security Agreement is hereby amended and restated in its entirety as follows:

          "1.1(i). Securities and Investment Property - Without limiting any of the foregoing, all of such Grantor's right, title, interest and benefits in, to and under all stocks and derivative securities, options, warrants, bonds, and other securities, security entitlements, securities accounts, financial assets and other Investment Property, as defined in the UCC, (including all such securities representing ownership in such Grantor's subsidiaries), whether now owned or hereafter acquired and the proceeds and general intangibles related thereto (including all Dividends and Distributions); and"

             1.5. New Subsection. Section 5.2 of the Security Agreement is hereby amended to add the following paragraph f thereto: -

         "f. Each Grantor waives any right such Grantor may have, if any, to require Administrative Agent to pursue any third Person for any of the Secured Obligations."

         2.  Intentionally Blank.

         3. Consents re AoL Transaction. Pursuant to Article 5 of the Credit Agreement and to the extent required thereby, Administrative Agent hereby consents to the AoL Restructuring Agreement, the AoL Convertible Notes and the transactions and agreements contemplated thereby to the extent that they would otherwise be prohibited pursuant to Sections 5.2, 5.3, 5.5, and 5.9 thereof. Pursuant to Section 10 of the Guaranty and to the extent required thereby, Administrative Agent hereby consents to the AoL Restructuring Agreement, the AoL Convertible Notes and the transactions and agreements contemplated thereby to the extent that they would otherwise be prohibited pursuant to Sections 10.d, 10.e and 10.f thereof.

         4.  Intentionally Blank.

         5.  Miscellaneous.

             5.1. Loan Document; Definitions. This Second Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms (as applicable) in the Credit Agreement or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Credit Agreement are also applicable herein.

             5.2. Binding and Governing Law. This Second Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Second Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

             5.3. Survival. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Second Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower or other Obligor to Administrative Agent or any Term Lender remains outstanding under any of the Loan Documents.

             5.4. Waiver of Suretyship Defenses. Each Obligor hereby waives any and all defenses (other than the defense of payment or the defense of accord and satisfaction) and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Term Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Term Lender.

             5.5. WAIVER OF LIABILITY. EACH OBLIGOR (A) AGREES THAT ADMINISTRATIVE AGENT AND EACH TERM LENDER (AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) SHALL HAVE NO LIABILITY TO ANY OBLIGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR

COSTS SUFFERED OR INCURRED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR ANY TERM LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY TERM LENDER (OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR ANY TERM LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, ADMINISTRATIVE AGENT AND ANY TERM LENDER (AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS) SHALL HAVE NO LIABILITY WITH RESPECT TO (AND EACH OBLIGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

             5.6. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND EACH OBLIGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF TERM LENDER OR ANY OBLIGOR. EACH OBLIGOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR TERM LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

             5.7. Construction. The language in all parts of this Second Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

             5.8. Loan Documents. Except as modified herein or in any other instruments or documents executed in connection herewith, (a) all terms and conditions of the Loan Documents shall remain in effect in accordance with their original tenor; and (b) nothing contained herein shall constitute a waiver by Administrative Agent or of any of Administrative Agent's or any Term Lender's rights and remedies (including, without limitation, any of Administrative Agent's or any Term Lender's rights or remedies as to, or any obligations owing to Administrative Agent or any Term Lender of, any person who may be liable to Administrative Agent or any Term Lender on account of any of the Obligations, whether or not such person is a party hereto), all of which rights and remedies are expressly reserved and not waived. Each agreement, covenant, representation and warranty of each Obligor hereunder shall be deemed to be in addition to, and not in substitution for, the agreements, covenants, representations and warranties previously made by each such Obligor. In the event that there shall be any inconsistency between any provisions of this Second Amendment and a provision set forth in any other Loan Document, the provision most favorable to Administrative Agent, or any Term Lender and most restrictive as to Obligor shall govern.

             5.9. Time of the Essence. Time is of the essence of each aspect of this Second Amendment.

             5.10. Successors. This Second Amendment shall be binding upon and inure to the benefit of each Obligor, Administrative Agent and each Term Lender and their respective successors, heirs and assigns, except that no Obligor may assign or transfer its rights or obligations hereunder without the prior written consent of Administrative Agent in its sole and absolute discretion. Obligor acknowledges that Administrative Agent, from time to time, may sell participation interests in, or assign, all or some of the Obligations to third parties, on such terms and conditions as Administrative Agent may determine in its discretion (subject, however, to any applicable restrictions on such participations and assignments under the Credit Agreement), and each Obligor specifically consents thereto.

             5.11. Complete Agreement, Amendments. This Second Amendment, together with the Loan Documents, contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writings prior to the date hereof relating to the subject matters hereof. This Agreement may be amended, modified, waived, discharged or terminated only by a writing signed by the party to be charged with such amendment, modification, waiver, discharge or termination.

             5.12. Expenses. Borrowers shall pay on demand, regardless of whether any Default or Event of Default has occurred or whether any proceeding to enforce any Loan Document has been commenced, all fees and expenses (including, without limitation, the reasonable fees and disbursements of internal and external counsel to Administrative Agent) of or incurred by Administrative Agent in connection with (a) the negotiation, preparation, administration, filing or recording of this Second Amendment, and (b) the collection of the Obligations and any and all other obligations of Borrower to Administrative Agent or any Term Lender whether now existing or hereafter arising, or with the preservation and enforcement of Administrative Agent's or any Term Lender's rights and remedies in connection with the Loan Documents. This covenant shall survive payment of the Obligations and termination of this Second Amendment.

             5.13. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             5.14. Interest Limitation. No provision of this Second Amendment or any Loan Document shall require the payment, or permit the collection, of interest in excess of the highest rate permitted by applicable law. To the extent that any interest received by Administrative Agent exceeds the maximum amount permitted, such payment shall be credited to unpaid principal, provided, however, that any excess amount remaining after full payment of principal shall be returned to the payor.

             5.15. References to "Guarantor". All references to "Guarantor" in this Second Amendment shall mean each and all Guarantors (whether Guarantor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Guarantor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Guarantor herein is made and given by each Guarantor, jointly and severally, and all rights of Guarantor hereunder are enjoyed with respect to each Guarantor, except as expressly set forth herein.

             5.16. References to "Obligor". All references to "Obligor" in this Second Amendment shall mean each and all Obligors (whether Obligor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Obligor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Obligor herein is made and given by each Obligor, jointly and severally, and all rights of Obligor hereunder are enjoyed with respect to each Obligor, except as expressly set forth herein.

             5.17. Descriptive Headings. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

             5.18. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this SECOND AMENDMENT, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                              TALK AMERICA INC. (f/k/a Talk.com
                                     Holding Corp.)

By:   /s/ Craig H. Pizer             By:    /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]


ATTEST:                              ACCESS ONE COMMUNICATIONS CORP.


By:   /s/ Craig H. Pizer             By:   /s/ Aloysius T. Lawn, IV
   -----------------------------       -----------------------------------
Name:  _________________________     Name:  Aloysius T. Lawn, IV
Title: _________________________     Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]


ATTEST:                              OMNICALL, INC.


By:   /s/ Craig H. Pizer             By:   /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]


ATTEST:                              THE OTHER PHONE COMPANY, INC.


By:  /s/ Craig H. Pizer              By:    /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]



                    [SIGNATURES CONTINUE ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this SECOND AMENDMENT, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                              TALK AMERICA OF VIRGINIA, INC.
                                     (f/k/a Tel-Save Holdings of Virginia, Inc.)


By:    /s/ Craig H. Pizer            By:   /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]



ATTEST:                              TALK AMERICA HOLDINGS, INC. (f/k/a
                                     Talk.com, Inc.)


By:   /s/ Craig H. Pizer             By:    /s/ Aloysius T. Lawn, IV
   ------------------------------       -----------------------------------
Name:   _________________________    Name:  Aloysius T. Lawn, IV
Title:  _________________________    Title: Executive Vice President, General
                                            Counsel and Secretary
[SEAL]



                       [SIGNATURES CONTINUE ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this SECOND AMENDMENT, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


WITNESS:                               MCG FINANCE CORPORATION (AS
                                       ADMINISTRATIVE AGENT)


By:   /s/ Ruth Thomas                  By:   /s/ Steven F. Tunney
   -----------------------------         ------------------------------------
                                       Name:  Steven F. Tunney
                                       Title: President and Chief Operating
                                              Officer


WITNESS:                               MCG FINANCE CORPORATION (AS TERM LENDER)


By:   /s/ Ruth Thomas                  By:   /s/ Steven F. Tunney
   -----------------------------          -----------------------------------
                                       Name:  Steven F. Tunney
                                       Title: President and Chief Operating
                                              Officer



WITNESS:                               MCG CAPITAL CORPORATION (AS TERM LENDER,
                                       F/K/A MCG CREDIT CORPORATION)


By:     /s/ Ruth Thomas                By:    /s/ Steven F. Tunney
   -----------------------------          ------------------------------------
                                       Name:  Steven F. Tunney
                                       Title: President and Chief Operating
                                              Officer